                                                                    EXHIBIT 10.4
                               CAF HOLDINGS, INC.

                             1997 STOCK OPTION PLAN


         1. Purpose. The purpose of this CAF Holdings, Inc. 1997 Stock Option Plan (the "Plan") is to further the long term stability and financial success of CAF Holdings, Inc. (the "Company") by attracting and retaining key employees of the Company and its Subsidiaries through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees of the Company upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Option Awards granted to such employees of the Company under this Plan will strengthen their desire to remain with the Company and will further the identification of those employees' interests with those of the Company's shareholders.

         2. Definitions. As used in the Plan, the following terms have the meanings indicated:

            (a) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option.

            (b) "Board" means the board of directors of the Company.

            (c) "Change of Control" means the closing date of any sale or other disposition of substantially all the Company Stock or assets of the Company other than in the ordinary course of business.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means the Board or the committee appointed by the Board as described under Section 12.

            (f) "Company" means CAF Holdings, Inc., a Virginia corporation.

            (g) "Company Stock" means Common Shares, no par value, of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 11), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

            (h) "Control Transfer" means one or a series of related transactions as a result of which (i) any Third Party, or group of Third Parties acting in concert, acquires, directly or indirectly, a majority of the Company's voting shares (on a Fully-Diluted Basis), (ii) the Company consolidates with or merges into or with, or effects any plan of share exchange with, any Person and after giving effect to such consolidation or merger or plan of share exchange any Third Party or group of Third Parties acting in concert owns, directly or indirectly, a majority of the voting shares of the Person (on a Fully-Diluted Basis) surviving such consolidation or merger or (iii) in one transaction or a series of related transactions, all or substantially all of the assets of the Company are sold, leased, exchanged or otherwise transferred as an entirety to any Third Party or group of Third Parties acting in concert (the "Acquiring Persons") and after giving effect to such transaction any Third Party or group of Third Parties acting in concert owns, directly or indirectly, a majority of the voting shares of the Acquiring Persons (on a Fully-Diluted Basis).

            (i) "Date of Grant" means the date on which an Option Award is granted by the Committee.

            (j) "Disability" or "Disabled" means a condition determined in good faith by the Committee to be a Disability, with such determination to be conclusive.

            (k) "Fair Market Value" means as of the Date of Grant (or, if there were no trades on the Date of Grant, the last preceding day on which Company Stock is traded) (i) if the Company Stock is traded on an exchange the average of the highest and lowest registered sales prices of the Company Stock at which it is traded on such day on the exchange on which it generally has the greatest trading volume, (ii) if the Company Stock is traded on the over-the-counter market, the average between the closing high bid and low asked prices as reported by NASDAQ, or (iii) if shares of Common Stock are not traded on any exchange or over-the-counter market, the fair market value shall be determined by the Committee using any reasonable method in good faith.

            (l) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an incentive stock option and is so designated.

            (m) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

            (n) "Option Award" means the award of an Option under the Plan.

            (o) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

            (p) "Participant" means any employee who receives an Option Award under the Plan.

            (q) "Shareholders Agreement" the shareholders agreement among the Company and its shareholders dated February 6, 1997, as amended.

            (r) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).

            (s) "Third Party" means a Person who was not (i) a shareholder of the Company on February 7, 1997, (ii) a Permitted Transferee (as defined in the Shareholders Agreement) of a transferor who was, or whose predecessor in interest was, a shareholder of the Company on February 7, 1997 or (iii) an Affiliate of the Company or any shareholder or (iv) an employee of the Company on the date such person became a shareholder.

         3. General. Only Nonstatutory Stock Options may be granted under Option Awards pursuant to the Plan.

         4. Stock. Subject to Section 11 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 800,000 shares of Company Stock; which shall be authorized, but unissued shares. Shares allocable to Options or portions thereof granted under the Plan that expire or otherwise terminate unexercised may again be subjected to an Option Award under the Plan. The Committee is expressly authorized to make an Option Award to a Participant conditioned upon the surrender for cancellation of an Option granted under an existing Option Award. For purposes of determining the number of shares that are available for Option Awards under the Plan, such number shall include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes.

         5. Eligibility.

            (a) All present and future employees of the Company (or any Parent or Subsidiary of the Company, whether now existing or hereafter created or acquired) whom the Committee determines to be key employees shall be eligible to receive Option Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 12, to select eligible employees to receive Option Awards and to determine for each employee the terms and conditions and the number of shares to be allocated to each employee as part of each Option Award.

            (b) The grant of an Option Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

         6. Stock Options.

            (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

            (b) The exercise price of shares covered by an Option may be less than the Fair Market Value of such shares on the Date of Grant, as determined by the Committee.

            (c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement.

            (d) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the stock option agreement.

         7. Method of Exercise of Options.

            (a) Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided,
                                                                     --------
that if the terms of an Option so permit, or if so determined by the Committee, the Participant may deliver shares of Company Stock (valued at their Fair Market Value on the date of exercise) that have been held by the Participant for more than six months in satisfaction of all or any part of the exercise price.

            (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Company Stock acquired, he or she shall possess no shareholder rights with respect to the shares.

            (c) Each Participant shall agree as a condition of the exercise of an Option to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option.

            (d) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, the Committee may establish procedures permitting the Participant to elect to deliver shares of Company Stock (valued at Fair Market Value on the date of delivery) that have been held by the Participant for more than six months that would satisfy all or a specified portion of the Federal, state and local tax liabilities of the Participant arising in the year the Option Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee.

         8. Nontransferability of Options. Options by their terms, shall not be transferable except by will or by the laws of descent and distribution or to the Participant's spouse or children or a family limited partnership, trust or other similar entity solely for the benefit of the Participant's spouse or children (a "Permitted Transferee"), and shall be exercisable, during the Participant's lifetime, only by the Participant or by his or her guardian, duly authorized attorney-in-fact or other legal representative or by the Permitted Transferee to whom they have been transferred.

         9. Effective Date of the Plan. The effective date of the Plan is February 6, 1997.

         10. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on February 5, 2008. No Option Awards shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable. A termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Option Award previously granted to him.

         11. Change in Capital Structure.

             (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

             (b) In the event of a Control Transfer, each outstanding Option that either has theretofore vested or becomes vested by reason of such Control Transfer and is not exercised prior to the consummation of the Control Transfer, shall, as determined by the Committee, either (i) be honored or assumed or new rights substituted therefor, or (ii) be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the net proceeds to be received per Common Share in the Control Transfer over the exercise price for the Option.

             (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

         12. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of not less than two members of the Board, who shall be appointed by the Board. In the absence of appointment of the Committee, the entire Board shall constitute the Committee. The Committee shall have general authority to impose any limitation or condition upon an Option Award the Committee deems appropriate to achieve the objectives of the Option Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

             (a) The Committee shall have the power and complete discretion to determine (i) which eligible employees shall receive Option Awards,
         (ii) the number of shares of Company Stock to be covered by each Option Award, (iii) the exercise price of Nonstatutory Stock Options; (iv) the Fair Market Value of Company Stock, (v) the time or times when an Option Award shall be granted, (vi) whether an Option Award shall become vested over a period of time and when it shall be fully vested, (vii) when Options may be exercised, (viii) whether a Disability exists, (ix) the manner in which payment will be made upon the exercise of Options, (x) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted, (xi) whether to approve a Participant's election to deliver shares of already owned Company Stock to satisfy Applicable Withholding Taxes, (xii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiii) any additional requirements relating to Option Awards that the Committee deems appropriate. The Committee shall have the power to amend the terms of previously granted Option Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her.

             (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

             (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

             (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

         13. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Chief Executive Officer; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

         14. Interpretation. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 6th day of February, 1997.


                                                     CAF HOLDINGS, INC.



                                                     By
                                                       ------------------------

                               CAF HOLDINGS, INC.
                              230 East High Street
                        Charlottesville, Virginia 22902

                                February 24, 1997


-------------------

-------------------


Dear Mr.       :
         ------

         CAF Holdings, Inc. (the "Company") has designated you to be a recipient of an option (the "Option") to purchase Common Shares, no par value, of the Company ("Common Shares") on the terms set forth in this letter and in the CAF Holdings, Inc. 1997 Stock Option Plan (the "Plan").

         The Option is awarded pursuant to the Plan, which was effective as of February 6, 1997. The Plan is administered by the Board of Directors of the Company.

         Please refer to the Plan for certain conditions not set forth in this letter. All provisions of this Option are subject to the terms of the Plan, and the terms of the Plan are hereby incorporated into this letter by this reference. Capitalized terms which are not defined herein shall have the meanings given those terms in the Plan.

         A. Option. In consideration of your agreements contained in this letter
            ------
and subject to the vesting requirements set forth below, the Company hereby grants you an Option to purchase from the Company ____ Common Shares, at $1.00 per share. The Option is a Nonstatutory Stock Option as defined in the Plan. The award of the Option is subject to the terms and conditions set forth below.

         B. Terms of Option.
            ---------------

            (1) The Option will become exercisable when the vesting provisions described below are met. Except as provided in subparagraph (2)(f) below, you must continue to be an employee of the Company or a Parent or Subsidiary at all times through the appropriate vesting date in order for the Option to become vested.

            (2) The Option will become vested, without duplication, as to the number of shares indicated below, if and when the following conditions are satisfied:

                (a) EBITDA Test: (i) In the event cumulative earnings of the
                    -----------
Company before interest, taxes, depreciation and amortization ("EBITDA") from January 26, 1997 through the end of any fiscal year of the Company ending on or before January 26, 2002 equals at least $______ million (representing approximately 95% of the forecasted EBITDA as reflected in the projections attached hereto as Exhibit A), the Option, to the extent not theretofore expired, will, on the last day of the fiscal year of the Company in which such

February 24, 1997
Page 2

event occurs or such earlier date within such fiscal year as the Board of Directors shall determine, become vested as to _______ shares.

                                 (ii) The determination of EBITDA shall be made in accordance with generally accepted accounting principles in effect in the United States and shall exclude gains on disposal of assets and other non-operating income items, but shall include losses on disposal of assets and other non-operating expense items; provided that reported
                                                          --------
         EBITDA shall be adjusted by adding thereto (x) the amount of the non-cash charges, if any, for the accretion of the value of the options issued pursuant to the Plan that were deducted in calculating EBITDA for such period and (y) management fees paid to Quad-C, Inc. that were deducted in calculating EBITDA for each period, and subtracting therefrom an annual amount determined in good faith by the Board of Directors to account for the cost of additional capital for acquisitions and capital expenditures in excess of the capital expenditures provided for in Exhibit A based on the following formula:
         (A) 25% per annum of the aggregate additional equity capital contributions to the Company to fund such capital expenditures or acquisitions plus (B) an amount per annum representing annual principal and interest payments under additional indebtedness for borrowed money or capitalized lease obligations to fund such capital expenditures or acquisitions (or assumed in connection with such acquisitions), such annual charges to be calculated assuming (1) straight line amortization from the date of incurrence or assumption of such additional indebtedness to February 15, 2007 and (2) interest at a spread of 338 basis points over like period U.S. treasury obligations at the time of such capital expenditure or acquisition (representing the spread reflected in the Company's Senior Subordinated Debt).

                           (b) IRR test: (i) In the event that on or before
                               --------
         January 31, 2005, as a result of (x) a sale of all the capital stock or assets of the Company ("Company Transfer") or (y) a public offering of Common Shares by the Company in which the Company receives net proceeds of at least $30 million (an "Initial Public Offering"), the pretax internal rate of return (calculated on a cash-in, cash-out basis) ("IRR") realized by Quad-C Partners II, L.P., Quad-C Partners III, L.P. and Quad-C Partners IV, L.P. (collectively, the "Quad-C Investors") over the term of the investment through the date of closing of the sale or the Initial Public Offering, and after giving effect to the dilution that would be caused by the exercise of all Options vested (either theretofore or by operation of this provision) under the Plan and the issuance of all capital stock issuable upon conversion or exchange of securities issued by the Company or its Subsidiaries and, in the event of the Initial Public Offering, valuing the Common Shares held by the Quad-C Investors immediately before the Initial Public Offering at the higher of (A) the Initial Public Offering price and (B) the highest average of the closing price of the Common Shares during any ten consecutive trading days during the 60 calender days immediately following the effective date of the Initial Public Offering, is at least __%, the Option, to the extent not theretofore vested or expired, will, as of the date of closing of such sale or Initial Public Offering become vested as to _______ shares.

February 24, 1997
Page 3


                                 (ii) In the event that on or before January 31, 2005, as a result of a Control Transfer (as defined in the Shareholders Agreement among the Company, its Shareholders and holders of Options), the IRR realized by the Quad-C Investors over the term of the investment through the date of closing of the Control Transfer, is at least 30%, the Option, to the extent not theretofore vested or expired, will, as of the date of closing of such sale, become vested as to the number of shares set forth in clause (i) of this paragraph (b) multiplied by the percentage of the stock or assets of the Company transferred in such Control Transfer.

                           (c) In the event of a transaction or series of transactions resulting in the sale of all of the capital stock or assets of the Company that does not result in vesting of all of the shares covered by the Option pursuant to paragraph (a) or (b) of this Section B(2), the unvested portion of the Option shall expire as of the date of closing of the sale.

                           (d) The Board of Directors shall have complete discretion to determine whether the provisions of paragraphs (a), (b) or (c) of this Section B(2) have been satisfied.

                           (e) On January 31, 2006, to the extent not theretofore vested or expired, the Option will vest as to ______ shares.

                           (f) If your employment with the Company and its subsidiaries is terminated for any reason prior to the earlier of (i) the vesting of the Option pursuant to paragraph (a) or (b) and (ii) January 31, 1999, the unvested portion of the Option will expire as of the date of your termination of employment. If your employment with the Company and its subsidiaries is terminated by reason of retirement at age 65, voluntary termination by you or involuntary termination by the Company or its subsidiaries for Cause (as defined in your Executive Subscription Agreement with the Company) on or after January 31, 1999 and prior to the earlier of (i) the vesting of the Option pursuant to paragraph (a) or (b) and (ii) January 31, 2006, the unvested portion of the Option will expire as of the date of your termination of employment. If your employment with the Company and its subsidiaries is terminated by reason of your death or permanent disability or involuntarily by the Company other than for Cause, on or after January 31, 1999, and prior to the vesting of the Option pursuant to paragraph
         (a) or (b), the Option will be deemed to have "conditionally vested" depending on the date of termination of your employment as follows:

February 24, 1997
Page 4

                                                              Percentage of Option
                           Termination of Employment              Conditionally
                           -------------------------              -------------

Vested
------

         On or after January 31, 1999 and before January 31, 2000        25%
         On or after January 31, 2000 and before January 31, 2001        50%
         On or after January 31, 2001 and before January 31, 2002        75%
                  On or after January 31, 2002                           100%


         The remaining portion of the Option will expire as of the date of termination of employment. Final vesting of the "conditionally vested" Option will be dependent upon satisfaction of the provisions of paragraph (a) or (b) of this Section B(2), so that the "conditionally vested" Option may not be exercised unless the provisions of paragraph
         (a) or (b), as the case may be, of this Section B(2) are satisfied, and if such conditions are not satisfied the "conditionally vested" Option will expire on January 31, 2005.

                  (3) Subject to the limitations set forth in this letter and in the Plan, after the Option becomes vested, you may exercise the vested portion of the Option, in whole or in part, at any time until the earlier of (i) the effective time of termination of your employment with the Company and its subsidiaries for Cause, (ii) one year after termination of your employment with the Company and its subsidiaries by you or by the Company other than for Cause (and other than by reason of death, permanent disability or retirement at age
65); provided that in the event that the shares to be issued upon exercise of
     --------
the Option will be immediately tradeable, the date by which the vested portion of the Option must be exercised shall be 30 days after the later of (x) the effective time of termination of employment and (y) the expiration of any restriction imposed on disposition of such shares, but in no event later than one year after termination of employment, (iii) a Control Transfer and (iv) January 31, 2008.

                  (4) You may exercise all or any portion of the Option by giving written notice of the exercise to the Company, stating the number of shares that you are purchasing and transmitting cash in the amount of the full purchase price. Attached is a Notice of Exercise form to be used to give the Company written notice of the exercise.

                  (5) This Option is not transferable by you except by will or by the laws of descent and distribution or to your spouse or children or a family limited partnership, trust or other similar entity solely for the benefit of your spouse or children ("Permitted Transferees"), and the Option may be exercised during your lifetime only by you or your Permitted Transferees to whom the Option has been transferred. All agreements made by you in this letter shall be binding on your heirs and descendants.

February 24, 1997
Page 5


         C.       Other Conditions.
                  ----------------

                  (1) As provided in the Plan, appropriate adjustments shall be made in the number and kind of shares for which the Option may be exercised and the Option price should there be a change in the capital structure of the Company, and the Board of Directors may take appropriate actions in good faith with respect to the Option in the event of a significant corporate transaction.

                  (2) By signing this letter, you agree to make arrangements satisfactory to the Company to comply with any income and payroll tax withholding requirements that may apply upon the exercise of the Option.

                  (3) All shares received upon the exercise of the Option shall be held subject to the terms of the Shareholders Agreement and the Custody Agreement and Power of Attorney in such form as shall be required by the Board of Directors at the time. By signing this letter, you agree to execute the Shareholders Agreement and the Custody Agreement and Power of Attorney as a condition to the award of the Option.

                  (4) By signing this letter, you agree to hold all of the Common Shares acquired pursuant to the exercise of the Option for investment purposes and not with a view to resale or distribution to the public, unless and until such time as the Common Shares so acquired shall have been registered under applicable state and federal securities laws or an exemption from such registration is available. By signing this letter, you hereby agree to execute such documents as the Company may require with respect to applicable state and federal securities laws, and you agree to any restrictions on the resale of the Common Shares that may pertain.

         D.       Notice. Written notice is deemed to have been given to the
                  ------
Company and the Board of Directors if delivered personally or mailed first class, postage prepaid, to the President of the Company at the principal business address of the Company, with copies to Quad-C, Inc. 230 East High Street, Charlottesville, Virginia 22902, Attention: Stephen M. Burns, or at such other address or to the attention of such other person as the recipient shall have specified by prior written notice to you.

         E.       Agreement. In consideration of the grant of the Option, you
                  ---------
hereby agree that you will comply with such other conditions as the Board of Directors may impose on the exercise of the Option and will perform such duties as may be assigned to you from time to time by the Board of Directors or by the executive officers of the Company; provided that the provisions of this sentence
                                   --------
shall not be interpreted as affecting any right that the Company or a subsidiary may have to terminate your employment at any time.

         This Agreement shall be governed by the laws of the Commonwealth of Virginia.

February 24, 1997
Page 6


         If you agree to the foregoing terms and conditions, please execute the attached copy of this letter and return it to the Chief Executive Officer of the Company.

                                         Sincerely,

                                         CAF Holdings, Inc.


                                         By:
                                            -------------------------







         I hereby accept the foregoing Option according to the terms set forth in this letter and in the CAF Holdings, Inc. 1997 Stock Option Plan.


                                            ----------------------------------
                                                 [Type Name of Optionee]

                                    EXHIBIT B
                                    ---------

                               CAF HOLDINGS, INC.
                             1997 STOCK OPTION PLAN

                          NOTICE OF EXERCISE OF OPTION
                          ----------------------------



         Pursuant to the terms of the Option Agreement, dated _______________, 1997, between CAF Holdings, Inc. and the undersigned Optionee, the Optionee hereby exercises the Option to purchase ________________ Common Shares. The Optionee hereby delivers the full Option price with respect to the exercised Option, which is comprised of cash in the amount of $_________.

         Executed this _____ day of _________, 19__.

                                         OPTIONEE


                                         ------------------------------
                                         Signature

                                         ------------------------------
                                         Print or Type Name



         CAF Holdings, Inc. hereby acknowledges receipt of the foregoing notice of exercise and payment of the Option price this ____ day of __________, 19__.



                                         CAF Holdings, Inc.


                                         By:
                                            ---------------------------

                               CAF HOLDINGS, INC.
                              230 East High Street
                        Charlottesville, Virginia 22902

                                February 24, 1997


--------------------

--------------------

Dear Mr. ______:

         CAF Holdings, Inc. (the "Company") has designated you to be a recipient of an option (the "Option") to purchase Common Shares, no par value, of the Company ("Common Shares") on the terms set forth in this letter and in the CAF Holdings, Inc. 1997 Stock Option Plan (the "Plan").

         The Option is awarded pursuant to the Plan, which was effective as of February 6, 1997. The Plan is administered by the Board of Directors of the Company.

         Please refer to the Plan for certain conditions not set forth in this letter. All provisions of this Option are subject to the terms of the Plan, and the terms of the Plan are hereby incorporated into this letter by this reference. Capitalized terms which are not defined herein shall have the meanings given those terms in the Plan.

         A. Option. In consideration of your agreements contained in this letter
            ------
and subject to the vesting requirements set forth below, the Company hereby grants you an Option to purchase from the Company ____ Common Shares, at $1.00 per share. The Option is a Nonstatutory Stock Option as defined in the Plan. The award of the Option is subject to the terms and conditions set forth below.

         B. Terms of Option.
            ---------------

            (1) The Option will become exercisable when the vesting provisions described below are met. Except as provided in subparagraph (2)(e) below, you must continue to be an employee of the Company or a Parent or Subsidiary at all times through the appropriate vesting date in order for the Option to become vested.

            (2) The Option will become vested, without duplication, as to the number of shares indicated below, if and when the following conditions are satisfied:

                (a) EBITDA Test: (i) In the event cumulative earnings of the
                    -----------
         Company before interest, taxes, depreciation and amortization ("EBITDA") from January 26, 1997 through the end of any fiscal year of the Company ending on or before January 26, 2002 equals more than $______ million, but is less than $______ million, the Option, to the extent not theretofore vested or expired, will, on the last day of the fiscal year of the Company in which such event occurs or such earlier date within such fiscal year as the Board of Directors shall determine, become vested as to the number of shares determined by multiplying ___

February 24, 1997
Page 2

         shares by the fraction, the numerator of which is the amount by which EBITDA for such period exceeds $______ million and the denominator of which is $______ million.

                                 (ii) In the event cumulative EBITDA from January 26, 1997 through the end of any fiscal year of the Company ending on or before January 26, 2002 equals at least $_______ million (representing 100% of the forecasted EBITDA as reflected in the projections attached hereto as Exhibit A) but is less than $_______ million, the Option, to the extent not theretofore vested or expired, will, on the last day of the fiscal year of the Company in which such event occurs or such earlier date within such fiscal year as the Board of Directors shall determine, become vested as to _______ shares plus such additional number of shares, if any, determined by multiplying _____ shares by the fraction, the numerator of which is the amount by which EBITDA for such period exceeds $_______ million and the denominator of which is $______ million.

                            (iii) In the event cumulative EBITDA from January 26, 1997 through the end of any fiscal year of the Company ending on or before January 26, 2002 equals at least $_______ million (representing approximately 113% of the forecasted EBITDA as reflected in the projections attached hereto as Exhibit A), the Option, to the extent not theretofore vested or expired, will, on the last day of the fiscal year of the Company in which such event occurs or such earlier date within such fiscal year as the Board of Directors shall determine, become vested as to _____ shares.

                            (iv)  The determination of EBITDA shall be made
         in accordance with generally accepted accounting principles in effect in the United States and shall exclude gains on disposal of assets and other non-operating income items, but shall include losses on disposal of assets and other non-operating expense items; provided that reported
                                                          --------
         EBITDA shall be adjusted by adding thereto (x) the amount of the non-cash charges, if any, for the accretion of the value of the options issued pursuant to the Plan that were deducted in calculating EBITDA for such period and (y) management fees paid to Quad-C, Inc. that were deducted in calculating EBITDA for each period, and subtracting therefrom an annual amount determined in good faith by the Board of Directors to account for the cost of additional capital for acquisitions and capital expenditures in excess of the capital expenditures provided for in Exhibit A based on the following formula:
         (A) 25% per annum of the aggregate additional equity capital contributions to the Company to fund such capital expenditures or acquisitions plus (B) an amount per annum representing annual principal and interest payments under additional indebtedness for borrowed money or capitalized lease obligations to fund such capital expenditures or acquisitions (or assumed in connection with such acquisitions), such annual charges to be calculated assuming (1) straight line amortization from the date of incurrence or assumption of such additional indebtedness to February 15, 2007 and (2) interest at a spread of 338 basis points over like period U.S. treasury obligations at the time of such capital expenditure or acquisition (representing the spread reflected in the Company's Senior Subordinated Debt).

February 24, 1997
Page 3

                (b) IRR test: (i) In the event that on or before January 31,
                    --------
         2005, as a result of (x) a sale of all the capital stock or assets of the Company ("Company Transfer") or (y) a public offering of Common Shares by the Company in which the Company receives net proceeds of at least $30 million (an "Initial Public Offering"), the pretax internal rate of return (calculated on a cash-in, cash-out basis) ("IRR") realized by Quad-C Partners II, L.P., Quad-C Partners III, L.P. and Quad-C Partners, IV L.P. (collectively, the "Quad-C Investors") over the term of the investment through the date of closing of the sale or the Initial Public Offering, and after giving effect to the dilution that would be caused by the exercise of all Options vested (either theretofore or by operation of the provisions of this paragraph (b)) under the Plan and the issuance of all capital stock issuable upon conversion or exchange of securities issued by the Company or its Subsidiaries and, in the event of the Initial Public Offering. valuing the Common Shares held by the Quad-C Investors immediately before the Initial Public Offering at the higher of (A) the Initial Public Offering price and (B) the highest average of the closing price of the Common Shares during any ten consecutive trading days during the 60 calender days immediately following the effective date of the Initial Public Offering, is more than 30%, but is less than 35%, the Option, to the extent not theretofore vested or expired, will, as of the date of closing of such sale or Initial Public Offering, become vested as to the number of shares determined by multiplying _____ shares by the fraction, the numerator of which is the amount by which the IRR for such period exceeds __% and the denominator of which is 5.

                            (ii) In the event that on or before January 31, 2005, as a result of (x) a Company Transfer or (y) an Initial Public Offering, the IRR realized by the Quad-C Investors over the term of the investment through the date of closing of the sale or the Initial Public Offering, and after giving effect to the dilution that would be caused by the exercise of all Options vested (either theretofore or by operation of the provisions of this paragraph (b)) under the Plan and the issuance of all capital stock issuable upon conversion or exchange of securities issued by the Company or its Subsidiaries and, in the event of the Initial Public Offering. valuing the Common Shares held by the Quad-C Investors immediately before the Initial Public Offering at the higher of (A) the Initial Public Offering price and (B) the highest average of the closing price of the Common Shares during any ten consecutive trading days during the 60 calender days immediately following the effective date of the Initial Public Offering, is at least 35%, but less than 40%, the Option, to the extent not theretofore vested or expired, will, as of the date of closing of such sale or Initial Public Offering, become vested as to _______ shares plus such additional number of shares, if any, determined by multiplying _____ shares by the fraction, the numerator of which is the amount by which the IRR for such period exceeds __% and the denominator of which is 5.

                            (iii) In the event that on or before January
         31, 2005, as a result of (x) a Company Transfer or (y) an Initial Public Offering, the IRR realized by the Quad-C Investors over the term of the investment through the date of closing of the sale or the Initial Public Offering, and after giving effect to the dilution that would be caused by the exercise of all Options vested (either theretofore or by operation of the provisions of this paragraph

February 24, 1997
Page 4

         (b)) under the Plan and the issuance of all capital stock issuable upon conversion or exchange of securities issued by the Company or its Subsidiaries and, in the event of the Initial Public Offering. valuing the Common Shares held by the Quad-C Investors immediately before the Initial Public Offering at the higher of (A) the Initial Public Offering price and (B) the highest average of the closing price of the Common Shares during any ten consecutive trading days during the 60 calender days immediately following the effective date of the Initial Public Offering, is at least __%, the Option, to the extent not theretofore vested or expired, will, as of the date of closing of such sale or Initial Public Offering, become vested as to _______ shares.

                           (iv) In the event that on or before January 31, 2005, as a result of a Control Transfer (as defined in the Shareholders Agreement among the Company, its Shareholders and holders of Options), the IRR realized by the Quad-C Investors over the term of the investment through the date of closing of the Control Transfer, is greater than 30%, the Option, to the extent not theretofore vested or expired, will, as of the date of closing of such sale, become vested as to the number of shares set forth in clauses (i), (ii) or (iii), as the case may be (based upon the IRR realized) of this paragraph (b) multiplied by the percentage of the stock or assets of the Company transferred in such Control Transfer.

                (c) In the event of a transaction or series of transactions resulting in the sale of all of the capital stock or assets of the Company that does not result in vesting of all of the shares covered by the Option pursuant to paragraph (a) or (b) of this Section B(2), the unvested portion of the Option shall expire as of the date of closing of the sale.

                (d) The Board of Directors shall have complete discretion to determine whether the provisions of paragraphs (a), (b) or (c) of this Section B(2) have been satisfied.

                (e) If your employment with the Company and its subsidiaries is terminated for any reason prior to the earlier of (i) the vesting of the Option pursuant to paragraph (a) or (b) and (ii) January 31, 1999, the unvested portion of the Option will expire as of the date of your termination of employment. If your employment with the Company and its subsidiaries is terminated by reason of retirement at age 65, voluntary termination by you or involuntary termination by the Company or its subsidiaries for Cause (as defined in your Executive Subscription Agreement with the Company) on or after January 31, 1999 and prior to the earlier of (i) the vesting of the Option pursuant to paragraph (a) or (b) and (ii) January 31, 2005, the unvested portion of the Option will expire as of the date of your termination of employment. If your employment with the Company and its subsidiaries is terminated by reason of your death or permanent disability or involuntarily by the Company other than for Cause, on or after January 31, 1999, and prior to the vesting of the Option pursuant to paragraph
         (a) or (b), the Option will be deemed to have "conditionally vested" depending on the date of termination of your employment as follows:

February 24, 1997
Page 5


                           Termination of Employment                            Percentage of Option
                                                                                    Conditionally
                           -------------------------                                -------------
Vested
------
                  On or after January 31, 1999 and before January 31, 2000               25%
                  On or after January 31, 2000 and before January 31, 2001               50%
                  On or after January 31, 2001 and before January 31, 2002               75%
                           On or after January 31, 2002                                 100%


         The remaining portion of the Option will expire as of the date of termination of employment. Final vesting of the "conditionally vested" Option will be dependent upon satisfaction of the applicable provisions of paragraph (a) or (b) of this Section B(2), so that applicable portion of the "conditionally vested" Option may not be exercised unless the provisions of paragraph (a) or (b), as the case may be, of this Section B(2) are satisfied, and if such conditions are not satisfied the "conditionally vested" Option will expire on January 31, 2005.

                (f) On January 31, 2005, all Options, including conditionally vested Options, that have not vested pursuant to paragraphs (a) or (b) of this Section B(2), or expired, on or before such date, shall expire.

            (3) Subject to the limitations set forth in this letter and in the Plan, after the Option becomes vested, you may exercise the vested portion of the Option, in whole or in part, at any time until the earlier of (i) the effective time of termination of your employment with the Company and its subsidiaries for Cause, (ii) one year after termination of your employment with the Company and its subsidiaries by you or by the Company other than for Cause (and other than by reason of death, permanent disability or retirement at age
65); provided that in the event that the shares to be issued upon exercise of the Option will be immediately tradeable, the date by which the vested portion of the Option must be exercised shall be 30 days after the later of (x) the effective time of termination of employment and (y) the expiration of any restriction imposed on disposition of such shares, but in no event later than one year after termination of employment, (iii) a Control Transfer and (iv) January 31, 2008.

            (4) You may exercise all or any portion of the Option by giving written notice of the exercise to the Company, stating the number of shares that you are purchasing and transmitting cash in the amount of the full purchase price. Attached is a Notice of Exercise form to be used to give the Company written notice of the exercise.

            (5) This Option is not transferable by you except by will or by the laws of descent and distribution or to your spouse or children or a family limited partnership, trust or other similar entity solely for the benefit of your spouse or children ("Permitted Transferees"), and the Option may be exercised during your lifetime only by you or your Permitted Transferees to whom the

February 24, 1997
Page 6


Option has been transferred. All agreements made by you in this letter shall be binding on your heirs and descendants.

         C. Other Conditions.
            ----------------

            (1) As provided in the Plan, appropriate adjustments shall be made in the number and kind of shares for which the Option may be exercised and the Option price should there be a change in the capital structure of the Company, and the Board of Directors may take appropriate actions in good faith with respect to the Option in the event of a significant corporate transaction.

            (2) By signing this letter, you agree to make arrangements satisfactory to the Company to comply with any income and payroll tax withholding requirements that may apply upon the exercise of the Option.

            (3) All shares received upon the exercise of the Option shall be held subject to the terms of the Shareholders Agreement and the Deposit and Escrow Agreement in such form as shall be required by the Board of Directors at the time. By signing this letter, you agree to execute the Shareholders Agreement and the Deposit and Escrow Agreement as a condition to the award of the Option.

            (4) By signing this letter, you agree to hold all of the Common Shares acquired pursuant to the exercise of the Option for investment purposes and not with a view to resale or distribution to the public, unless and until such time as the Common Shares so acquired shall have been registered under applicable state and federal securities laws or an exemption from such registration is available. By signing this letter, you hereby agree to execute such documents as the Company may require with respect to applicable state and federal securities laws, and you agree to any restrictions on the resale of the Common Shares that may pertain.

         D. Notice. Written notice is deemed to have been given to the Company
            ------
and the Board of Directors if delivered personally or mailed first class, postage prepaid, to the President of the Company at the principal business address of the Company, with copies to Quad-C, Inc. 230 East High Street, Charlottesville, Virginia 22902, Attention: Terrence D. Daniels, or at such other address or to the attention of such other person as the recipient shall have specified by prior written notice to you.

         E. Agreement. In consideration of the grant of the Option, you hereby
            ---------
agree that you will comply with such other conditions as the Board of Directors may impose on the exercise of the Option and will perform such duties as may be assigned to you from time to time by the Board of Directors or by the executive officers of the Company; provided that the provisions of this sentence shall not be interpreted as affecting any right that the Company or a subsidiary may have to terminate your employment at any time.

February 24, 1997
Page 7

         This Agreement shall be governed by the laws of the Commonwealth of Virginia.

         If you agree to the foregoing terms and conditions, please execute the attached copy of this letter and return it to the Chief Executive Officer of the Company.

                                         Sincerely,

                                         CAF Holdings, Inc.


                                         By:
                                            --------------------------------






         I hereby accept the foregoing Option according to the terms set forth in this letter and in the CAF Holdings, Inc. 1997 Stock Option Plan.

                                         ----------------------------------
                                               [Type Name of Optionee]

                                    EXHIBIT B
                                    ---------

                               CAF HOLDINGS, INC.
                             1997 STOCK OPTION PLAN

                          NOTICE OF EXERCISE OF OPTION
                          ----------------------------


         Pursuant to the terms of the Option Agreement, dated _______________, 1997, between CAF Holdings, Inc. and the undersigned Optionee, the Optionee hereby exercises the Option to purchase ________________ Common Shares. The Optionee hereby delivers the full Option price with respect to the exercised Option, which is comprised of cash in the amount of $_________.

         Executed this _____ day of _________, 19__.



                                         OPTIONEE


                                         ------------------------------
                                         Signature

                                         ------------------------------
                                         Print or Type Name



         CAF Holdings, Inc. hereby acknowledges receipt of the foregoing notice of exercise and payment of the Option price this ____ day of __________, 19__.

                                         CAF Holdings, Inc.



                                         By:
                                            --------------------------